SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF

TCW GALILEO FUNDS, INC.

Dated February 28, 2003

The section titled “Directors and Officers of the Company” at page 37 is amended as follows:

Mr. Norman Barker, Jr. is deleted as an Independent Director of the Company.

Mr. Charles A. Parker is added as an Independent Director of the Company.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Charles A. Parker (68) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA. 90071 Trustee	Mr. Parker has served as a trustee since April 2003.	Private Investor

Horace Mann Educators Corp., trustee of the Burridge Center for Research in Security Prices (University of Colorado), TCW Convertible Securities Fund, Inc. (closed end fund), TCW Premier Funds (mutual fund).

The subsection titled “Committees” at page 38 is amended as follows:

Mr. Norman Barker, Jr. is deleted as a member of the Audit, Derivatives and Executive Committees and Mr. Charles A. Parker added as a member of the Audit and Derivatives Committees and Mr. Patrick C. Haden added as a member of the Executive Committee.

The section titled “Equity Ownership of Directors” on page 40 is amended as follows:

The listing of Norman Barker, Jr. is deleted and the table is amended as follows:

Name of Director	Dollar Range of Equity Securities in the Corporation	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Charles A. Parker	None	(b)

The section titled “Compensation of Independent Directors” on page 41 is amended as follows:

The listing of Norman Barker, Jr. is deleted. For the fiscal year ended October 31, 2002, Mr. Parker received no compensation from TCW Galileo Funds, Inc. and $11,250 in cash compensation from TCW Galileo Funds, Inc., TCW Convertible Securities Fund, Inc. and TCW Premier Funds, combined.

April 30, 2003